Exhibit 10.16

Contract No.: 16050051-2007   Year （Xuecheng）   Zi No. 0008

Industrial and Commercial Bank of China

Fixed Assets Loan Contract

Borrower (Party A):	Synthesis Energy Systems (Zaozhuang) New Gas Company Ltd.
Domicile (address):	68 Lin Quan Road Xuecheng
Legal Representative:	Timothy E. Vail

Lender (Party B):	Industrial and Commercial Bank of china Zaozhuang Xuecheng Branch
Domicile (address):	4 Yong Fu Road, Xuecheng District
Legal Representative (Person in Charge):	Chen Wei Dong

Content

Article 1

Party A’s Representations and Warranties

Article 2

Type of Loan

Article 3

Purpose of Loan

Article 4

Amount and Term of Loan

Article 5

Interest Rate and Calculation of Interest

Article 6

Conditions of Drawdown

Article 7

Drawdown Arrangement

Article 8

Source of Repayment and Repayment

Article 9

Security

Article 10

Rights and Obligations of Each Party

Article 11

Liability for Breach of Contract

Article 12

Effectiveness, Amendment and Termination of Contract

Article 13

Dispute Resolution

Article 14

Other Matters

Article 15

Supplementary Provisions

Party A has made an application to Party B for a loan for the purpose as set out in Article 3.1 of this Contract. Party B has agreed to provide such a loan to Party A. In order to set out the rights and obligations of each Party, Party A and Party B, upon negotiations on an equal basis and agreement, hereby enter into this Contract according to the PRC Contract Law, General Provisions on Loans and other relevant laws and regulations.

Article 1 Party A’s Representations and Warranties

1.1

It is a lawfully established entity with the status of a legal person (or a branch duly authorized by a legal person) which is competent at law in performing this Contract.

1.2

The proposed project for which the loan is borrowed under this Contract has been approved by the competent government authority.

1.3

The accounting statements and materials provided in relation to investigation, review and management of the project financing are authentic, accurate and complete.

Article 2 Type of Loan

2.1

The loan under this Contract shall be a fixed assets loan.

Article 3 Purpose of Loan

3.1

The purpose of the loan under this Contract shall be:   Comprehensive Utilization of
  Resource Gasification Project.

3.2

Without written consent of Party B, Party A shall not change the purpose of loan specified in this Contract.

Article 4 Amount and Term of the Loan

4.1

The amount of the loan under this Contract shall be RMB Ninety Two Million (in words), 92,000,000 (in number) (in case of any discrepancy between the two, the former shall prevail; the same will apply below).

4.2

The term of loan under this Contract shall be     84     month(s) effective from
March 22, 2007 and expiring upon March 21, 2014.

Article 5 Interest Rate and Calculation of Interest

5.1

The interests on the loan under this Contract shall be calculated from the actual drawdown date and on the basis of the actual borrowing days (daily interest rate = annual interest rate/360). The interests shall be settled  monthly  (monthly/quarterly) and the settlement date shall be the 20th of each month (the 20th of each month/the 20th of the last month of each quarter) or the next working day if the aforesaid date falls on a non-working day of bank. Upon maturity of the loan, the interests shall be paid together with the repayment the principal sum.

5.2

The interest rate for the loan under this Contract shall be determined according to Article 5.2.2:

5.2.1

The interest rate per annum shall be a fixed rate of  ----  %. No adjustment shall be made during the term of the Contract.

5.2.2

The interest rate under this Contract shall be  ---  % ---- (above/below) the corresponding base rate as announced by the People’s Bank of China. The interest rate shall be adjusted once for each  year  (year/half year/quarter/month). The interest rate for the first period shall be determined on the effective date of the Contract by Party B based on the corresponding base rate of the People’s Bank of China on such a date and the fluctuating range agreed by both Parties, i.e. interest rate per annum of  7.11%. The interest rate for the second period and subsequent periods shall be determined on the corresponding date(s) after the Contract comes into effect, which shall be determined by Party B based on the corresponding base rate of the People’s Bank of China on such date and the fluctuating range agreed by both Parties. If any adjustment is made in a certain month where there exists no such a corresponding to the effective date of the Contract, the last day of such month shall be the corresponding date.

In case of installment drawdowns, the interest rate for each drawdown within the same period shall be the rate for such a period as determined on the effective date of the Contract or its corresponding date regardless of the number of drawdowns during the same period and the interest rate of such drawdowns will be adjusted on the corresponding date for next period.

The date corresponding to the effective date of the Contract refers to the corresponding date of upon expiry of one period from the Contract effective date of the Contract upon expiry of one installment period, e.g, if the effective date of the Contract is the 9th of May and period is one month, the corresponding day of the second period shall be the 9th of June in the same year; in case the period is one quarter, the 9th of August in the same year; in case the period is 6 months, 9thof November in the same; in case the period is one year, the 9th of May in the following year, and this principle shall apply to any subsequent period by analogy.

5.2.3

Others:             --

                    .

Party B shall notify Party A in writing within 30 days of the date the interest rate is changed, provided whether such notice has been delivered to Party A shall not affect the implementation of such change.

5.3

In case the interest rate or the method to calculate the rate has been adjusted by the People’s Bank of China, the matters shall be handled in accordance with the relevant stipulations of the People’s Bank of China.

Article 6 Conditions for Drawdown

6.1

Party A shall satisfy the following conditions prior to each drawdown:

6.1.1

the guaranty contract is lawfully executed and has become effective;

6.1.2

the project funds or other funds to be raised for the proposed project for which loans are borrowed under this Contract are in place in full in accordance with the specified time(s) and proportion(s);

6.1.3

there is no overrun of cost or any overrun of cost has been resolved through self-financing;

6.1.4

the project is in progress as scheduled;

6.1.5

the formalities for drawdown have been completed according to the provisions of the Contract;

6.1.6

no event of default under this Contract has occurred; and

6.1.7

other relevant materials in relation to the loaning have been provided according to Party B’s request.

Article 7 Drawdown Arrangement

7.1    The drawdown of the loan under this Contract shall be in accordance with the 7.1.1 of the following:

7.1.1

Party A shall draw the loan in full amount on  March 22, 2007  and transfer the entire loan into the account opened with Party B;

7.1.2

Party A shall draw the loan by  --  installments, the detail amounts and dates are as follows:

7.1.2.1 amount    --    (in words)   --    (in number) on  --  (dd/mm/yyyy);

7.1.2.2 amount    --    (in words)   --    (in number) on  --  (dd/mm/yyyy);

7.1.2.3 amount    --    (in words)   --   ( in number) on  --  (dd/mm/yyyy);

7.1.2.4 amount    --    (in words)   --   (in number) on  --  (dd/mm/yyyy);

7.1.2.5 amount   --     (in words)   --    (in number) on  --  (dd/mm/yyyy);

7.1.3

Other methods of drawdown:

            --

7.2

Party A shall draw the loan according to Article 7.1 of this Contract.  In case of changing the drawdown date, Party A shall submit a written application stating the reasons for the change, and with the written consent of Party B, Party A may have an early drawdown or defer the drawdown for  --  days.

7.3

If Party A requests to cancel the loan not drawn totally or partially, it shall submit a written application 30 days prior to the drawdown date as determined under this Contract, and may cancel such amounts with the written consent of Party B.

7.4

The particular drawdown date(s) and repayment date(s) under this Contract shall be the actual date(s) recorded on the credit note(s) concluded between the two Parties. The credit note(s) or loan voucher(s) are integral part of this Contract. In case of any discrepancy between the matters (excluding the dates) recorded on such note(s) or voucher(s), the Contract shall prevail.

Article 8 Source of Repayment and Repayment

8.1

The source of funds for repaying the principal and interests under this Contract by Party A includes but not limited to:

8.1.1

  All revenue of the entire company

                         ;

8.1.2

                         .

8.2

WHATEVER AGREEMENTS IN RESPECT TO PARTY A’S SOURCE OF REPAYMENT ARE MADE UNDER ANY OTHER CONTRACTS TO WHICH PARTY A IS A PARTY, SUCH AGREEMENTS SHALL NOT AFFECT PARTY A’S REPAYMENT OBLIGATIONS UNDER THIS CONTRACT. UNDER NO CIRCUMSTANCES WILL PARTY A BE ALLOWED TO REFUSE PERFORMING ITS REPAYMENT OBLIGATIONS UNDER THIS CONTRACT ON THE BASIS OF ARTICLE 8.1.

8.3

Party A shall pay the interests in full and at the agreed time under this Contract and repay the principal according to the following:

8.3.1

one time repayment: Party A shall repay the principal in full on -- ;

8.3.2

repayment in installments, the detail repayment amounts and dates are as follows:

8.3.2.1

RMB Seven Million Seven Hundred Thousand (in words) (RMB 7,700,000 in number) on September 22, 2008;

8.3.2.2

RMB Seven Million Seven Hundred Thousand (in words) (RMB 7,700,000 in number) on March 20, 2009;

8.3.2.3

RMB Seven Million Seven Hundred Thousand (in words) (RMB 7,700,000 in number) on September 22, 2009;

8.3.2.4

RMB Seven Million Seven Hundred Thousand (in words) (RMB 7,700,000 in number) on March 20, 2010;

8.3.2.5

RMB Seven Million Seven Hundred Thousand (in words) (RMB 7,700,000 in number) on September 22, 2010;

8.3.2.6

RMB Seven Million Seven Hundred Thousand (in words) (RMB 7,700,000 in number) on March 22, 2011;

8.3.2.7

RMB Seven Million Seven Hundred Thousand (in words) (RMB 7,700,000 in number) on September 22, 2011;

8.3.2.8

RMB Seven Million Seven Hundred Thousand (in words) (RMB 7,700,000 in number) on March 22, 2012;

8.3.2.9

RMB Seven Million Seven Hundred Thousand (in words) (RMB 7,700,000 in number) on September 21, 2012;

8.3.2.10

RMB Seven Million Seven Hundred Thousand (in words) (RMB 7,700,000 in number) on March 22, 2013;

8.3.2.11

RMB Seven Million Seven Hundred Thousand (in words) (RMB 7,700,000 in number) on September 20, 2013;

8.3.2.12

RMB Seven Million Three Hundred Thousand (in words) (RMB 7,300,000 in number) on March 21, 2014.

8.3.3

Other method of repayment:

      --

                                 .

8.4

If Party A intends to make an early repayment of the loan, it shall submit a written application to Party B 30 days prior to the proposed repayment date and obtain the written consent from Party B.

8.5

Party A’s early repayment shall be subject to Party B’s consent and Party A shall compensate Party B for the loss of anticipated income and other expenses. The principal to be repaid shall be no less than RMB  --   (in words) which shall be the integer times of RMB  --   (in words).

8.6

THE PRINCIPAL REPAID EARLY BY PARTY A SHALL BE OFFSET OR DEDUCED IN THE

REVERSE ORDER OF REPAYMENT AS SET OUT IN ARTICLE 8.3.2.

8.7

Party A shall deposit sufficient amount in the account opened by Party B to cover the interests or principal payable for the current period on the interest settlement date or principal repayment date as agreed under this Contract, and authorize Party B to draw such amount on its own initiative from Party A’s account on such agreed settlement date or repayment date.

Article 9 Security

9.1

The security for the loan under this Contract shall be:   Guaranty

                           .

9.2

Party A shall assist Party B and procure that Party B and the guarantor execute the security contract (No.  16050051-2007year(Guranty)Zi No. 00034   ) in relation to the security matters under this Contract.

9.4

If any change has occurred to the security under this Contract which has an adverse effect on Party B’s right as a creditor, upon Party B’s notification, Party A shall provide a separate security satisfactory to Party B as requested.

Article 10 Rights and Obligations of Each Party

10.1

Party A’s rights and obligations:

Party A shall

10.1.1  draw and use the loan according to the time limits and purpose provided in this Contract;

10.1.2  not pre-repay the loan without Party B’s written consent;

10.1.3

accept Party B’s investigation into and supervision over the use of the loan under this Contract;

10.1.4

cooperate actively with Party B in its investigation into and supervision over relevant production, operation, project construction and financial conditions, assume the obligations to provide Party B with the relevant statements and materials such as profit and loss statements and balance sheets for each period;

10.1.5

support Party B in its involvement in the review of the “three matters” (budgetary estimate, budgeting and final accounting) for the financed project, project tendering and inspection and acceptance upon completion and relevant matters;

10.1.6

repay the principal and interests of the loan under this Contract according to the provisions in this Contract;

10.1.7

bear the relevant costs incurred under this Contract, including but not limited to the fees for matters such as notarization, appraisal, evaluation and registration;

10.1.8

in respect of the collection letter(s) or collection documents posted or otherwise delivered by Party B, send out the return receipt within 3 days upon receipt and signature;

10.1.9

IN CASE PARTY A HAS CARRIED OUT A CONTRACTING OUT OF THE WHOLE BUSINESS, RESTRUCTURE OF SHAREHOLDING, CONSOLIDATION, MERGER, ACQUISITION, JOINT VENTURE, SEPARATION, CAPITAL REDUCTION, CHANGE IN SHAREHOLDING, TRANSFER OF MAJOR ASSETS AND OTHER ACTS WHICH MAY AFFECT PARTY B’S RIGHTS AND INTERESTS, NOTIFY PARTY B WITH A 30 DAYS PRIOR NOTICE AND OBTAIN PARTY B’S WRITTEN CONSENT, OR NO AFORESAID ACT SHALL BE CARRIED OUT BEFORE ALL THE DEBTS HAVE BEEN REPAID;

10.1.10

notify Party B in writing any change of the registered matters with the industry and commerce bureau including domicile, address, business scope and legal representative within 7 days after change of the relevant matters;

10.1.11

notify Party B in writing any other occurrences which may endanger its normal operation or has significant adverse consequences on its performance of repayment obligations under this Contract, including but not limited to involving in major economic disputes, bankruptcy, deterioration of financial conditions; and

10.1.12

in case of business close-down, dissolution, suspension for rectification, business license revocation or cancellation, notify Party B within 5 days upon occurrence of such event and repay the principal and interests promptly.

10.1

Party B’s rights and obligations:

Party B shall

10.2.1

request Party A to provide all the materials in relation to the loan under the Contract;

10.2.2

transfer from Party A’s account the principal, interests, compound interests, penalty interests, and all other payable expenses Party A is obliged to pay hereunder according to the provisions of this Contract or law;

10.2.3

IN RESPECT PARTY A EVADES PARTY B’S SUPERVISION, DEFERS PAYMENT OF THE PRINCIPAL AND INTERESTS OR OTHER MATERIAL BREACH OF CONTRACT, BE ENTITLED TO IMPOSE CREDIBILITY  SANCTIONS, REPORT

TO THE RELEVANT AUTHORITIES OR UNITS AND PUBLISH THE COLLECTION NOTICE THROUGH THE NEWS MEDIA;

10.2.4

provide Party A the loan in full and on time according to the provisions of this Contract (except where delay is caused due to Party A’s reason); and

10.2.5

keep confidential the materials and circumstances provided by Party A in relation to its debts, finance, production and operation, unless otherwise agreed in this Contract or required by laws and regulations.

Article 11 Liability for Breach of Contract

11.1   After the Contract comes into effect, Party A and Party B shall perform respectively the obligations agreed in this Contract. The Party who has failed to perform the agreed obligations hereunder entirely or partially shall bear the liability for breach of the Contract according to law.

11.2

If Party A fails to handle and draw the loan according to Article 7.1 under this Contract, Party B has the right to collect delay damages for the days delayed at the contracted interest rate;

11.3

If Party B fails to handle and provide the loan according to Article 7.1 under this Contract, it shall pay the delay damages for the days delayed at the contracted interest rate.

11.4

IF PARTY A REPAYS THE LOAN UNDER THIS CONTRACT EARLY WITHOUT PARTY B’S WRITTEN CONSENT, PARTY B SHALL HAVE THE RIGHT TO COLLECT THE INTERESTS ACCORDING TO THE TERM AND RATE AGREED IN THIS CONTRACT;

11.5

IF PARTY A FAILS TO REPAY THE PRINCIPAL AND INTERESTS THEREON UNDER THIS CONTRACT UPON MATURITY, PARTY B SHALL HAVE THE RIGHT TO REQUEST REPAYMENT WITHIN A SPECIFIED PERIOD. PARTY A AUTHORIZES PARTY B TO DEDUCT FROM ALL ITS ACCOUNTS OPENED AT THE INDUSTRIAL AND COMMERCIAL BANK OF CHINA AND ALL ITS BRANCHES TO REPAY THE DEBTS UNDER THIS CONTRACT. IN ADDITION, PENALTY INTERESTS MAY BE IMPOSED ON THE OVERDUE LOAN AT A RATE OF CONTRACTED RATE PLUS 50% (30-50%), AND COMPOUND INTERESTS MAY BE IMPOSED ON THE OVERDUE INTERESTS AT A RATE OF CONTRACTED RATE PLUS 50% (30-50%).

IN CASE COLLECTION IS BASED ON FOREIGN CURRENCY, IT SHALL BE CONVERTED BASED ON THE BUYING RATE PUBLISHED BY PARTY B ON THE COLLECTION DATE.

11.6

If Party A uses the loan for other purpose other than the purpose agreed in this Contract, Party B is entitled to cease its provision of the loan, pre-draw back the loan entirely or partially, or terminate the Contract, and collect penalty interests for the loan used by Party A in breach of the Contract based on the dates of such use at a rate of contracted rate plus 50% (50-100%), and collect compound interests for the overdue interests at a rate of contracted rate plus 50%      (50-100%).

11.7

Within the term of loan, the compound interests on any overdue interests shall be collected at the contracted rate. Upon expiry of loan term, the compound interests shall be collected at the rate(s) agreed in Article 11.5.

11.8

In case of simultaneous occurrence of circumstances set out in Article 15 and 16 in respect to Party A’s use of loan, Party B may impose penalty using the more onerous one but not both.

11.9

IF PARTY A COMMITTED ANY OF THE FOLLOWING, IT SHALL RECTIFY AND ADOPT REMEDIAL MEASURES SATISFACTORY TO PARTY B WITHIN 7 DAYS UPON RECEIPT OF PARTY B’S NOTICE. PARTY B MAY OTHERWISE CEASE OR CANCEL THE LOAN WHICH HAS NOT BEEN DRAWN AND USED BY PARTY A, PRE-DRAW BACK THE LOAN ENTIRELY OR PARTIALLY. IF THE LOAN CANNOT BE DRAWN BACK, DAMAGES WILL BE IMPOSED AT A DAILY OVERDUE INTEREST RATE:

11.9.1

providing Party B with false balance sheets, profit and loss statements and other financial materials or conceal important facts in connection therewith;

11.9.2

failing to cooperate with or refuse to accept Party B’s supervision over its use of loan and the relevant production, operation and financial activities;

11.9.3

transferring or disposing, or threatening to transfer or dispose its major assets without Party B’s consent;

11.9.4

the substantial part of or its entire assets are in possession of other creditor(s), or under custody of the designated trustee, receiver or similar person(s), or seized or frozen, which may cause Party B to suffer substantial losses;

11.9.5

carrying out a contracted lease, restructure of shareholding, consolidation, merger, acquisition, joint venture, separation, capital reduction, change in shareholding, transfer of major assets and other acts which may affect Party B’s rights and interests, without Party B’s consent, which may endanger Party B’s rights as a creditor;

11.9.6

changing matters registered with the industry and commerce bureau including the domicile, address, business scope, legal representative or such circumstances of major investment made, which has significant consequences on or has threatened  Party B’s realization of its creditor rights;

11.9.7

involving in major economic disputes or deterioration of financial conditions, which has significant consequences on or has threatened Party B’s realization of creditor rights; or

11.9.8

any other matters which may threaten Party B’s realization of creditor rights under this Contract or cause Party B to suffer substantial losses.

Article 12 Effectiveness, Amendment and Termination of Contract

12.1

The Contract shall come into effect upon signature and chop by Party A and Party B, (where security is involved, the Contract shall come into effect after the security contract becomes effective), and expires on the date that the principal, interests, compound interests, penalty interests, damages and all other payable expenses under this Contract are fully settled.

12.2

UNDER ANY OF THE FOLLOWING CIRCUMSTANCE, PARTY B IS ENTITLED TO TERMINATE THE CONTRACT AND REQUEST PARTY A TO REPAY THE PRINCIPAL AND INTERESTS IN ADVANCE AND COMPENSATE FOR THE LOSSES:

12.2.1

PARTY A IS CLOSED DOWN, DISSOLVED, SUSPENDED FOR RECTIFICATION, OR ITS BUSINESS LICENSE IS REVOKED OR CANCELLED;

12.2.2

ANY CHANGE TO THE SECURITY UNDER THIS CONTRACT HAS OCCURRED WHICH HAS AN ADVERSE EFFECT TO PARTY B’S RIGHT AS A CREDITOR, AND PARTY A  HAS FAILED TO PROVIDE SEPARATE SECURITY AS REQUESTED BY PARTY B; OR

12.2.3

Party A has failed to repay the loan as scheduled, failed to use the loan for purpose as agreed, OR FAILED TO PAY THE INTERESTS OR OTHER MATERIAL BREACH OF THE CONTRACT.

12.3

If Party A intends to extend the term of the loan, it shall submit a written application and a written statement indicating that the guarantor agrees to provide continuous security to Party B 30 days prior to expiry date of this Contract. Upon Party B’s review and consent and after the agreement to extend the loan is signed, the loan under this Contract shall be extended accordingly. This Contract shall remain in force before the agreement to extend the loan is signed.

12.4

After the Contract become effective, unless otherwise provided, neither Party shall amend the Contract or have an early termination of the Contract without consent of the other Party. In case the Contract needs to be amended or terminated, the Parties shall enter into a written agreement based on negotiations between the Parties. Before any such a written agreement has been entered into between the Parties, the Parties shall continue to perform the Contract.

Article 13 Dispute Resolution

13.1

Any dispute between Party A and Party B arising out of the performance of the Contract shall be settled through negotiation by the Parties.

If no settlement can be reached through negotiations, it shall be settled according to  13.1.2 of the following:

13.1.1

submit the dispute to             --                for arbitration; or

13.1.2

file a lawsuit in the court where Party B is located.

Article 14 Other Matters

14.1

Party A and Party B are to enter into Project Construction Fund Supervision Agreement and to authorize Party B to supervise the payments under the project funds to ensure that funds are used on project construction.

14.2

All sales proceeds after construction completion shall be settled through Party B. Without the consent from Party B, no addition in external financing shall be allowed. Party B’s consent shall be required before engaging in large scale project investments.

14.3

Annual profit distribution plans shall require the approval from Party B, and no profit distribution shall be made for a period if loans due during that period are not repaid according to plan. Assets of the completed project shall be mortgaged to the Loan. Insurance shall be bought for the project assets, and proceeds from insurance claims shall be a source of loan repayment. If any of the above provisions are breached, the lending bank has the right to declare that the loan repayments are immediately due, to halt the loan drawdown or to recover the loan early.

Article 15 Supplementary Provisions

15.1

The attachment(s) hereto shall be integral parts of this Contract and have the same legal effect and force of the Contract.

15.2

During the performance of the Contract, a drawdown date or repayment date shall be the next working day where such date falls on a non-working day of the bank.

15.3

The Contract is made in  two   originals, Party A, Party B and   --    Party shall each have one original copy and each copy has the same legal effect and force.

Party A (Company Chop):

Party B (Company Chop):

[Official chop of Party A stamped]

[Official chop of Party B stamped]

Legal Representative:

Legal Representative (or Person in Charge):

/s/ Don Bunnell

/s/ Chen Wei Dong

(or Authorized Representative)

(or Authorized Representative)

Date:

March 22, 2007

Date:

March 22, 2007